                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2005

                                  K-Fed Bancorp
                                  -------------
             (Exact name of registrant as specified in its charter)

         Federal                    000-50592               20-0411486
         -------                    ---------               ----------
(State or other jurisdiction)  (Commission File No.)     (I.R.S. Employer
        of incorporation)                               Identification No.)

Address of principal executive offices:  1359 N. Grand Avenue, Covina, CA 91722
                                         --------------------------------------

Registrant's telephone number, including area code:  (626) 339-9663
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 27, 2005, K-Fed Bancorp issued a press release disclosing its March 31, 2005 financial results.

A copy of the press release is included as Exhibit 99.1 to this report.

ITEM 8.01. OTHER EVENTS.

On April 27, 2005, K-Fed Bancorp announced its intention to repurchase 5% of its outstanding publicly held common stock or 281,129 shares of stock. The stock repurchases will take place from time to time over a six-month period depending on market conditions.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (A)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

   (B)     PRO FORMA FINANCIAL INFORMATION: None

   (C)     EXHIBITS:

           Exhibit 99.1: Press Release

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     K-FED BANCORP


DATE:  April 28, 2005                By:  /s/ Kay M. Hoveland
                                          -------------------
                                          Kay M. Hoveland
                                          President and Chief Executive Officer